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                                                                   EXHIBIT 10.41

                                LEASE (Specimen)

                  THIS INDENTURE, made and executed this___________day of November, 2000 by and between C.V.M.H. INC., hereinafter called the Lessor, and OH INVESTMENTS, INC., a Florida corporation, hereinafter called the Lessee.


                              W I T N E S S E T H:

                  That, for and in consideration of the payment of the rents and performance of the covenants contained herein on the part of the Lessee and in the matter hereinafter stated, the Lessor does hereby demise and lease said property to the Lessee and in consideration of the premises, the Lessee does hereby lease and hire the property from Lessor subject to the terms and conditions hereinafter set forth:

                  1. DESCRIPTION:

                  A. The property is located in Palm Beach County, Florida and legally described as follows:

                              Lot 9, Block F, of VIZCAYA, Plat No. 2,
                              according to the Plat thereof, recorded in Plat Book 86, page 103, of the Public Records of Palm Beach County, Florida.

                  B. Street Address: 7261 Cataluna Circle, Delray, Florida.

                  2. TERMS: The initial term hereof shall commence on the _______day of November, 2000 and continue on a month by month basis.

                  3. RENT: Rent shall be the amount of One Thousand Six Hundred and Forty Two and 54/100 Dollars ($1,642.54) and continue on a month by month basis, payable simultaneously with the execution of the Agreement.

                  4. PROPERTY CONDITION: Lessor hereby acknowledges that the property shall be used as a model and at lease termination agrees to accept said property in a good condition, i.e. carpets will be cleaned and any damaged tiles will be replaced. Lessee shall maintain, repair and replace, as needed, all furniture and accessories owned by Lessor.

                  5. UTILITIES/EXPENSES: Lessee shall be responsible for the payment of all expenses, including without limitation, homeowners' association dues, utilities and insurance. Lessee shall not be responsible for real estate taxes.

                  6. USE OF PREMISES: Lessee will use the premises as a Model for purposes of showing and selling other houses in the Community.


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                  7. INSURANCE: Lessee shall add Lessor as additional insured on liability and property damages insurance policies. Lessee shall bear cost of all deductibles in the event of any damages. Lessee shall provide Lessor with a certificate of insurance from Lessee's insurance company verifying the coverage and the addition of Lessor as an additional insured under the policies.

                  8. ATTORNEYS FEES AND COSTS: In connection with any litigation arising out of this Agreement, the prevailing party shall be entitled to recover all costs incurred, including reasonable attorneys' fees, including without limitation, fees incurred in trial, appellate and bankruptcy proceedings.

                  9. ORDINANCES AND STATUES: Lessee shall comply with all statutes, ordinances, and requirements of all municipal, state and federal authorities now in force or which may hereafter be in force, pertaining to the use of the premises.

                  10. RESERVED RIGHTS: Lessor reserves the following rights, to-wit: To enter the premises, or any part thereof, at all reasonable hours for inspection, repairs, alterations; to exhibit the premises to prospective Lessees and /or purchasers; to enter the premises for any purpose whatsoever related to the safety, protection preservation or improvement of the premises of the building; and to retain and use pass keys to the premises; provided, however, that arrangements for such entry shall be made in advance. The exercise of the reserved rights of the Lessor shall never be deemed an eviction or disturbance of Lessee's peaceable use and possession of the premises and shall never render Lessor liable in any manner to Lessee or to any other person in the premises. Lessor reserves the right to sell the subject property; however, in the event of such sale, Lessor, his assigns, successors and/or heirs agree to honor all the terms and covenants of this Lease Agreement for the duration of this Lease Agreement.

                  11. INDEMNIFICATION: Lessor shall not be liable for any damage or injury to Lessee, or any person or to any property occurring on the premises, or any part thereof, or in common areas thereof. Lessee agrees to hold Lessor harmless from any claims for damages no matter how caused, except for injury or damages for which owner is legally responsible.

                  12. HOLD HARMLESS: Lessee agrees to hold Lessor harmless for any damages occurring on or to the property during the term of the agreement.

                  13. NOTICES: All notices and demands authorized or required to be given the Lessee hereunder, may be served upon Lessee in person or by regular mail and addressed to Lessee at the leased premises and shall be effective when mailed or served. Copies of all notices to Lessor shall be sent to:

                  Attention: Craig Perry
                  C/O Centerline Homes, Inc.
                  12534 Wiles Road
                  Coral Springs, FL  33076



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                  14. RIGHT OF LESSOR UPON DEFAULT: Upon failure to pay any
installment of rent or any part thereof when due, or if Lessee shall violate any other term, condition, or covenant of the Lease, or if Lessee shall fail promptly to take possession of or shall abandon the premises, Lessee shall be deemed in default of this of this Lease. In such event, this Lease and all rights of Lessee as tenants shall terminate but the Lessee shall remain liable for the rent herein specified during the remaining term of the lease plus Lessor's costs of repossessing the premises, including but not limited to all costs and reasonable attorney's fees. The failure on the part of the Lessor to re-enter or repossess the premises, or to exercise any of its rights hereunder upon default, shall not preclude the Lessor from the exercise of any such rights during the continuance of such default or upon any subsequent default. Acceptance of past due rent will in no way act as a waiver of Lessor's right for the enforcement thereof.

                  15. INTERPRETATION: In interpreting the Lease, all captions and titles shall be disregarded, and when applicable, the singular of any word shall mean or apply to the plural, and the masculine form shall mean and apply to the feminine.

                  16. COVENANTS AND REPRESENTATIONS: All covenants and representations herein contained are binding upon and shall inure to the benefit of the heirs, executors, successors, administrators, and assigns of the Lessor and Lessee. It is further agreed that neither Lessor, nor any agent or representative of the Lessor has made any statement, promissory agreements, verbally or in writing, in conflict with or enlarging the terms of this Lease.

                  17. HOLDING OVER: Should the Lessee occupy said premises after the date of the expiration of this Lease with the consent of the Lessor, express or implied, such possession shall be construed to be a tenancy for month to month only, subject to all the conditions and restrictions of this Lease, and the Lessee agrees to pay rent therefore at the rate prevailing at the time of the expiration of said term.

                  18. ENTIRE AGREEMENT: This Lease constitutes the entire agreement between the parties, and may not be modified unless in writing and executed by the parties.

                  19. TIME: Time is of the essence of this Agreement. ----

         WITNESS our hands and seals on the day and year written below.

Signed and sealed in                          LESSOR:
The presence of:

                                              By:
-----------------------------                    ------------------------------
                                                 C.V.M.H. Inc.

                                              LESSEE:
                                              OH INVESTMENTS, INC.

                                              By:
-----------------------------                     -----------------------------
                                                   NOTARY PUBLIC


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